UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 20, 2010, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly owned subsidiary of AmeriCredit Corp., entered into amendments to certain transaction documents in connection with the AmeriCredit Syndicated Warehouse Trust warehouse credit facility (the “Syndicated Warehouse”). The Syndicated Warehouse is a $1.3 billion revolving warehouse credit facility secured by automobile retail installment sales contracts purchased and serviced by AmeriCredit. These amendments amended the definition of “Change of Control” to provide that a “Change of Control” under the Syndicated Warehouse shall not occur if, on or prior to December 31, 2010 and pursuant to the terms of the Agreement and Plan of Merger, dated as of July 21, 2010, by and among General Motors Holdings LLC, Goalie Texas Holdco Inc. and AmeriCredit, General Motors Company (the parent company of General Motors Holdings LLC) or any of its affiliates beneficially own more than 30% of the aggregate voting power of all classes of AmeriCredit’s voting stock. This description of the amendments to the Syndicated Warehouse transaction documents is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the transaction documents attached as Exhibits 99.1 – 99.2 to this Form 8-K, which is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit

99.1	First Supplemental Indenture, dated as of August 20, 2010, by and between AmeriCredit Syndicated Warehouse Trust, as Issuer, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent

99.2	Amendment No. 1 to the Sale and Servicing Agreement, dated as of August 20, 2010, by and among AmeriCredit Syndicated Warehouse Trust, as Issuer, AmeriCredit Funding Corp. XI, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank AG, New York Branch, as Administrative Agent, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: August 24, 2010	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	First Supplemental Indenture, dated as of August 20, 2010, by and between AmeriCredit Syndicated Warehouse Trust, as Issuer, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent

99.2	Amendment No. 1 to the Sale and Servicing Agreement, dated as of August 20, 2010, by and among AmeriCredit Syndicated Warehouse Trust, as Issuer, AmeriCredit Funding Corp. XI, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Deutsche Bank AG, New York Branch, as Administrative Agent, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent